EXHIBIT 10.73
                                                         CONFORMED COPY

            AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

     AMENDMENT dated as of December 31, 1998 to the 364-Day Credit Agreement dated as of April 1, 1998 (the "Credit Agreement") among IMC GLOBAL INC., the BANKS, MANAGING AGENTS and CO-AGENTS listed on the signature pages thereof, ROYAL BANK OF CANADA, as Documentation Agent, THE CHASE MANHATTAN BANK and NATIONSBANK, N.A., as Co-Syndication Agents, BANK OF MONTREAL, as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Senior Managing Agent.

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit
Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment of Section 5.12. Calculations of the Leverage Ratio shall (i) exclude the pretax nonrecurring charges not in excess of $325,000,000 incurred by the Company in, and reflected in the Company's consolidated statement of income for, the fiscal year ended December 31, 1998 and (ii) disregard classification of the Company's Agribusiness unit as a discontinued operation.

     SECTION 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "Amendment Effective Date"):

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       (a) the Senior Managing Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

       (b) the Senior Managing Agent shall have received an amendment fee for the account of each Bank which shall have timely signed and delivered a counterpart hereof in accordance with clause (a) in an amount equal to 0.02% of such Bank's Commitment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IMC GLOBAL INC.


By /s/ E. Paul Dunn, Jr.
Title: Vice President


MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By /s/ Robert Bottamedi
Title: Vice President


THE CHASE MANHATTAN BANK

By /s/ James H. Ramage
Title: Vice President


NATIONSBANK, N.A.

By /s/ G. Burton Queen
Title: Managing Director


ROYAL BANK OF CANADA

By /s/ Gordon MacArthur
Title: Manager


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BANK OF MONTREAL

By /s/ Ian M. Plester
Title: Director


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By /s/ G. Burton Queen
Title: Managing Director


THE BANK OF NEW YORK

By /s/ John M. Lokay, Jr.
Title: Vice President


CREDIT AGRICOLE INDOSUEZ

By /s/ Katherine L. Abbott
Title: First Vice President

By /s/ David Bouhl
Title: F.V.P., Head of Corporate Banking Chicago


CREDIT LYONNAIS CHICAGO BRANCH

By /s/ Julie T. Kanak
Title: Vice President


ABN-AMRO BANK N.V.

By /s/ Scott J. Albert
Title: Vice President

By /s/ Darin P. Fischer
Title: Assistant Vice President


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BANCA NAZIONALE DEL LAVORO, S.p.A., NEW YORK BRANCH

By /s/ Miguel Medida
Title: Vice President

By /s/ Leonardo Valentini
Title: First Vice President


THE BANK OF TOKYO - MITSUBISHI, LTD. CHICAGO BRANCH

By /s/ Hajime Watanabe
Title: Deputy General Manager


BANQUE NATIONALE DE PARIS

By /s/ Arnaud Collin du Bocage
Title: Executive Vice President and General Manager


CREDIT SUISSE FIRST BOSTON

By /s/ Douglas E. Maher
Title: Vice President

By /s/ James P. Moran
Title: Director


THE FIRST NATIONAL BANK OF CHICAGO

By /s/ Kenneth J. Fatur
Title: Vice President


FIRST UNION NATIONAL BANK

By /s/ Kristen M. Denning
Title: Assistant Vice President


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By /s/ Tohru Yasumaru
Title: Deputy General Manager


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MARINE MIDLAND BANK

By /s/ Steve Trepiccione
Title: Vice President -Officer #9435


MELLON BANK, N.A.

By /s/ John K. Walsh
Title: Vice President


SOCIETE GENERALE

By /s/ Paul Dalle Molle
Title: Managing Director Head of Midwest Region


THE SUMITOMO BANK, LIMITED

By /s/ John H. Kemper
Title: Senior Vice President


TORONTO DOMINION (TEXAS), INC.

By /s/ Carol Brandt
Title: Vice President


THE NORTHERN TRUST COMPANY

By /s/ Michelle M. Teteak
Title: Vice President


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

By /s/Armund J. Schoen, Jr.
Title: Senior Vice President